                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                      November 24, 1998 (November 20, 1998) (Date of Report
               (date of earliest event reported))


                              Cendant Corporation
             (Exact name of Registrant as specified in its charter)


           Delaware                        1-10308               06-0918165
 (State or other jurisdiction       (Commission File No.)    (I.R.S. Employer
of incorporation or organization)                         Identification Number)

         6 Sylvan Way
     Parsippany, New Jersey                                        07054
(Address of principal executive office)                         (Zip Code)





                                 (973) 428-9700
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)


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Item 5.        Other Events

      Sale of Software Division. On November 20, 1998, Cendant Corporation (the "Company") entered into a definitive agreement to sell the Company's consumer software division, Cendant Software Corporation and its subsidiaries, to Paris-based Havas S.A., a subsidiary of Vivendi S.A., for $800 million in cash plus future cash contingent payments of up to approximately $200 million due through 1999. Subject to customary regulatory approvals and conditions to closing, the transaction is expected to be completed in the first quarter of 1999. The Company currently intends to use proceeds from the sale for general corporate purposes, including, subject to bank credit facility covenants and rating agency constraints, the purchase of up to $1 billion of the Company's common stock in open market transactions, negotiated transactions or by any other prudent methods.

      For a more detailed description of the terms of the transaction, reference is made to Exhibits 99.1 and 99.2 which are incorporated herein by reference in their entirety.

      Ratio of Earnings to Fixed Charges. The ratio of earnings to fixed charges for the nine months ended September 30, 1998 is 2.44. The foregoing information is presented herein for purposes of incorporating by reference such ratio into the Company's Securities Act of 1933 registration statements.


Item 7.        Exhibits

Exhibit
   No.         Description
--------       -----------------------------------------------------------------
99.1           Press Release: Cendant Corporation to sell Software Division, dated November 20, 1998.

99.2 Stock Purchase Agreement, dated as of November 20, 1998, by and among Cendant Corporation, Cendant Membership Services, Inc. and Havas S.A.



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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CENDANT CORPORATION



                                    By:  /s/  James E. Buckman
                                         -------------------------------
                                         James E. Buckman
                                         Vice Chairman
                                         and General Counsel


Date:   November 24, 1998



























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                               CENDANT CORPORATED
                           CURRENT REPORT ON FORM 8-K
               Report Dated November 24 1998 (November 20, 1998)


                                 EXHIBIT INDEX


Exhibit No.       Description
------------      -------------------------------------------------------------

99.1 Press Release: Cendant Corporation to sell Software Division, dated November 20,1998.

99.2 Stock Purchase Agreement, dated as of November 20, 1998, by and among Cendant Corporation, Cendant Membership Services, Inc. and Havas S.A.


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